                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT*


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  August 12, 1998


                              APPLIED POWER INC.
                              -----------------
            (Exact name of registrant as specified in its charter)


     Wisconsin                       1-11288                    39-0168610
     ---------                       -------                    ----------
(State or other jurisdiction    (Commission File             (I.R.S. Employer
  of incorporation)               Number)                    Identification No.)


                        13000 West Silver Spring Drive
                            Butler, Wisconsin 53007

          Mailing address:  P.O. Box 325, Milwaukee, Wisconsin 53201
          ----------------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code:  (414) 781-6600
                                                           --------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


-----------------
* This report updates and supersedes the description of the Registrant's Class A Common Stock in the Registrant's Registration Statement on Form 8-A filed on August 11, 1987, as previously updated by the Registrant's Current Report on Form 8-K dated January 28, 1991.

Item 5.  Other Events.

Updated Description of Capital Stock:

     The following "Description of Capital Stock" is filed for the purpose of updating and superseding the description of the Class A Common Stock of Applied Power Inc. (the "Company") contained in the Company's Registration Statement on Form 8-A filed on August 11, 1987 to register the Class A Common Stock under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as previously updated by the Registrant's Current Report on Form 8-K dated January 28, 1991:


                         DESCRIPTION OF CAPITAL STOCK


     (The following summary does not purport to be a complete description of the applicable provisions of the Company's Restated Articles of Incorporation (the "Articles") and Amended and Restated Bylaws (the "Bylaws"), copies of which have been filed with the Securities and Exchange Commission, or of applicable statutory or other law, and is qualified in its entirety by reference thereto.)

     The authorized capital stock of the Company as of June 30, 1998, consisted of 80,000,000 shares of Class A Common Stock, $.20 par value ("Class A Common"), of which 27,937,056 shares were issued and outstanding; 7,500,000 shares of Class B Common Stock, $.20 par value ("Class B Common"), none of which were issued and outstanding; and 800,000 shares of Cumulative Preferred Stock, $1.00 par value ("Preferred Stock"), none of which have been issued. Class A Common and Class B Common are collectively referred to herein as "Common Stock."

Preferred Stock

     The Preferred Stock may be issued in one or more series providing for such dividend rates, voting, liquidation, redemption, and conversion rights, and such other terms and conditions as the Board of Directors may determine, without further approval by holders of Common Stock. If any shares of Class B Common were outstanding, any voting rights conferred on holders of Preferred Stock would be limited, with respect to the election of directors, to the power to vote together with holders of Class A Common in electing a "maximum minority" of the Board of Directors, as described under "Common Stock" below.

     If the Company issues any shares of Preferred Stock, the Company would be permitted to pay dividends or make other distributions upon the Common Stock (except for distributions payable in shares of Common Stock) only after paying or setting apart funds for payment of current dividends and any accrued but unpaid dividends upon the outstanding Preferred Stock, at the rate or rates designated for each series of outstanding Preferred Stock, and making provision for any mandatory sinking fund payments. In the event of voluntary or involuntary liquidation of the Company, the holders of any outstanding Preferred Stock would be entitled to receive all accrued dividends on the Preferred Stock and the liquidation amount specified for each series of Preferred Stock before any amount may be distributed to holders of the Common Stock.

Common Stock

     The rights and preferences of shares of Class A and Class B Common are identical, except as to voting power with respect to the election of directors and conversion rights.

     On all matters other than the election of directors, the holders of Class A and Class B Common possess equal voting power of one vote per share, voting as a single class of stock (unless otherwise required by the Wisconsin Business Corporation Law--the "WBCL"). In the election of the Board of Directors, the holders of Class A Common, voting together as a single class with the holders of any Preferred Stock which has voting power, are entitled to elect a "maximum minority" of the number of directors to be elected. As a result of the "maximum minority" provision, the holders of the Class B Common, voting as a separate class, are entitled to elect the balance of the directors, constituting a "minimum majority" of the number of directors to be elected. If an even number of directors is to be elected, the holders of Class B Common will be entitled to elect two more directors than the holders of Class A Common and any Preferred Stock having voting power; if the number of directors to be elected is an odd number, the holders of Class B Common will be entitled to elect one more director than the holders of Class A Common and any Preferred Stock having voting power. In the event there are no shares of Class B Common outstanding, holders of Class A Common, together with holders of any Preferred Stock having voting power, shall elect all of the directors to be elected. A director, once elected and duly qualified, may be removed only by the requisite affirmative vote of the holders of that class of stock by which such director was elected.

     Holders of both classes of Common Stock are equally entitled to such dividends as the Company's Board of Directors may declare out of funds legally available therefor. If the Company were to issue any of its authorized Preferred Stock, no dividends could be paid or set apart for payment on shares of Common Stock, unless paid in Common Stock, until dividends on all of the issued and outstanding shares of Preferred Stock had been paid or set apart for payment and provision had been made for any mandatory sinking fund payments. Certain covenants contained in the Company's debt agreements, or in the provisions of the Articles for the benefit of any Preferred Stock that may be hereafter issued, from time to time could have the direct or indirect effect of limiting the payment of dividends or other distributions on (including redemptions and purchases of) the Company's capital stock. Stock dividends on Class A Common may be paid only in shares of Class A Common and stock dividends on Class B Common may be paid only in shares of Class B Common.

     The Articles contain provisions which provided for the conversion of Class B Common into shares of Class A Common on a share-for-share basis at the option of the holder, and for the automatic conversion of all outstanding shares of Class B Common to Class A Common on a share-for-share basis when the number of outstanding shares of Class B Common was reduced below a certain threshold. All of the shares of Class B Common that had been outstanding were converted into Class A Common pursuant to these conversion provisions. Holders of Class A Common do not have any conversion rights.

     In the event of dissolution or liquidation of the Company, the holders of both classes of Common Stock are entitled to share ratably all assets of the Company remaining after payment of the Company's liabilities and satisfaction of the rights of any series of Preferred Stock which may be outstanding. There are no redemption or sinking fund provisions with respect to the Common Stock.

     When the Company has received the consideration for which the Board of Directors authorized the issuance of shares, the shares issued for that consideration are fully paid and nonassessable. Shareholders are subject to personal liability under Section 180.0622(2)(b) of the WBCL, as judicially interpreted, for debts owing to employees of the Company for services performed for the Company, but not exceeding six months' service in any one case.

     The Class A Common is listed on the New York Stock Exchange (the "NYSE"). Firstar Trust Company, Milwaukee, Wisconsin, acts as the transfer agent for the Class A Common.

General

     The Articles provide that the affirmative vote of two-thirds of all shares entitled to vote thereon is required in order to constitute shareholder approval of a merger, consolidation, or liquidation of the Company, sale or other disposition of all or substantially all of its assets, amendment of the Articles or the Bylaws, or removal of a director.

     Directors of the Company are currently elected to serve one-year terms. The Articles provide that the Bylaws (which may be amended by the Board of Directors or by the shareholders) may provide for the division of the Board of Directors into two or three classes, serving staggered two or three-year terms.

     Holders of capital stock of the Company do not have preemptive or other subscription rights to purchase or subscribe for unissued stock or other securities of the Company.

Certain Statutory Provisions

     Under Section 180.1150(2) of the WBCL, the voting power of shares of a "resident domestic corporation," such as the Company (as long as it continues to meet the statutory definition), which are held by any person (including two or more persons acting in concert) in excess of 20% of the voting power in the election of directors shall be limited (in voting on any matter) to 10% of the full voting power of such excess shares, unless full voting rights have been restored at a special meeting of the shareholders called for that purpose. Shares held or acquired under certain circumstances are excluded from the application of Section 180.1150(2), including (among others) shares acquired directly from the Company, shares acquired before April 22, 1986, and shares acquired in a merger or share exchange to which the Company is a party.

     Sections 180.1130 to 180.1134 of the WBCL provide generally that, in addition to the vote otherwise required by law or the articles of incorporation of a "resident domestic corporation," such as the Company (as long as it continues to meet the statutory definition), certain business combinations not meeting certain fair price standards specified in the statute must be approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by the outstanding voting shares of the corporation and (b) two-thirds of the votes entitled to be cast by the holders of voting shares other than voting shares beneficially owned by a "significant shareholder" or an affiliate or associate thereof who is a party to the transaction. The term "business combination" is defined to include, subject to certain exceptions, a merger or share exchange of the resident domestic corporation (or any subsidiary thereof) with, or the sale or other disposition of all or substantially all of the property and assets of the resident domestic corporation to, any significant shareholder or affiliate thereof. "Significant shareholder" is defined generally to mean a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation. The statute also restricts the repurchase of shares and the sale of corporate assets by a resident domestic corporation in response to a take-over offer.

     Sections 180.1140 to 180.1144 of the WBCL prohibit certain "business combinations" between a "resident domestic corporation," such as the Company (as long as it continues to meet the statutory definition), and a person beneficially owning 10% or more of the voting power of the outstanding voting stock of such corporation (an "interested stockholder") within three years after the date such person became a 10% beneficial owner, unless the business combination or the acquisition of such stock has been approved before the stock acquisition date by the corporation's board of directors. Business combinations after the three-year period following the stock acquisition date are permitted only if (i) the board of directors approved the acquisition of the stock prior to the acquisition date, (ii) the business combination is approved by a majority of the outstanding voting stock not beneficially owned by the interested stockholder, or (iii) the consideration to be received by shareholders meets certain fair price requirements of the statute with respect to form and amount.

     Under the WBCL, as amended in 1997, a "resident domestic corporation" is defined to mean a Wisconsin corporation that has a class of voting stock that is registered or traded on a national securities exchange or that is registered under Section 12(g) of the Exchange Act and that, as of the relevant date, satisfies any of the following: (i) its principal offices are located in Wisconsin; (ii) it has significant business operations located in Wisconsin;
(iii) more than 10% of the holders of record of its shares are residents of Wisconsin; or (iv) more than 10% of its shares are held of record by residents of Wisconsin. The Company is a "resident domestic corporation" for purposes of the above described provisions. A Wisconsin corporation that is otherwise subject to certain of such statutes may preclude their applicability by an election to that effect in its articles of incorporation. The Company's Articles do not contain any such election.

     These provisions of the WBCL, the ability to issue additional shares of Common Stock and Preferred Stock without further shareholder approval (except as required under NYSE corporate governance standards), and certain other provisions of the Company's Articles (discussed above) could have the effect, among others, of discouraging take-over proposals for the Company, delaying or preventing a change in control of the Company, or impeding a business combination between the Company and a major shareholder of the Company.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits:

               See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        APPLIED POWER INC.


Date: August 12, 1998                   By: /s/ Robert C. Arzbaecher
                                            ------------------------------
                                            Robert C. Arzbaecher
                                            Vice President and
                                            Chief Financial Officer

                              APPLIED POWER INC.
                              (the "Registrant")
                         (Commission File No. 1-11288)

                                 EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                             Dated August 12, 1998



                                    Incorporated
Exhibit                             Herein By                             Filed
Number   Description                Reference To                        Herewith

 3.1     Restated Articles of       Exhibit 4.1 to the
         Incorporation of the       Registrant's Registration
         Registrant (dated as of    Statement on Form S-8
         February 13, 1998)         (File No. 333-46469)

 3.2     Amended and Restated       Exhibit 3.2 to the Registrant's
         Bylaws of the Registrant   Form 10-K for the fiscal year
         (effective as of           ended August 31, 1997
         January 8, 1997)

                                     EI-1